UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2016

Transgenomic, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30975	91-1789357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12325 Emmet Street, Omaha, NE 68164

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (402) 452-5400

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Conversion Agreement

On January 6, 2016, Transgenomic, Inc. (the “Company”) entered into a Conversion Agreement (the “Conversion Agreement”) with the holders (the “Preferred Holders”) of all of the Company’s outstanding shares of Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred”), and Series B Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred”), pursuant to which, among other things, the Preferred Holders: (1) elected to convert all of the outstanding shares of Series A Preferred and Series B Preferred into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), in each case in accordance with the terms thereof, and (2) agreed that all accrued and unpaid dividends on the Series A Preferred and Series B Preferred would be paid by the Company in shares of Common Stock at a rate of $1.00 per share of Common Stock (collectively, the “Conversion”).

The outstanding shares of Series A Preferred were convertible into shares of Common Stock at a rate of 1-for-3, and the outstanding shares of Series B Preferred were convertible into shares of Common Stock at a rate of 1-for-1. Prior to the entry into the Conversion Agreement, there were 2,586,205 shares of Series A Preferred outstanding, which were converted into 862,057 shares of Common Stock, and 1,443,297 shares of Series B Preferred outstanding, which were converted into 1,443,297 shares of Common Stock, for an aggregate of 2,305,354 shares of Common Stock issued upon conversion of the Series A Preferred and Series B Preferred (the “Conversion Shares”). At the time of the entry into the Conversion Agreement, there were $3,681,591.90 in accrued and unpaid dividends on the outstanding shares of Series A Preferred, which were converted, in accordance with the Conversion Agreement, into 3,681,590 shares of Common Stock, and $793,236.17 in accrued and unpaid dividends on the outstanding shares of Series B Preferred, which were converted, in accordance with the terms of the Conversion Agreement, into 793,235 shares of Common Stock, for an aggregate of 4,474,825 shares of Common Stock issued pursuant to the accrued and unpaid dividends on the Series A Preferred and Series B Preferred (the “Dividend Shares”). Therefore, in connection with the full conversion of the Series A Preferred and Series B Preferred, plus the conversion of all accrued and unpaid dividends thereon, the Company issued an aggregate of 6,780,179 shares of Common Stock to the Preferred Holders on January 6, 2016.

As of January 6, 2016, and after taking into account the issuance of the 6,780,179 shares of Common Stock to the Preferred Holders, the Company has 20,695,870 shares of Common Stock outstanding. Following the conversion of the shares of Series A Preferred and Series B Preferred into common stock, no shares of Series A Preferred or Series B Preferred remain outstanding.

The Preferred Holders are affiliates of Third Security, LLC, which holds more than 10% of the outstanding voting stock of the Company. Additionally, Doit L. Koppler II, a director of the Company, is an employee of Third Security, LLC.

The foregoing description of the terms of the Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Conversion Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Amendment to Loan Agreement

On January 6, 2016, the Company entered into an amendment (the “Loan Amendment”) to its Loan and Security Agreement, dated March 13, 2013, with Third Security Senior Staff 2008 LLC, as administrative agent and a lender, and the other lenders party thereto (collectively, the “Lenders”), as amended, for a revolving line of credit and a term loan (the “Loan Agreement”). The Loan Amendment, among other things, (1) provides that the Lenders will waive specified events of default under the terms of the Loan Agreement, (2) reduces the Company’s future minimum revenue covenants under the Loan Agreement, (3) extends the maturity date of the Loan Agreement until November 1, 2017, and (4) provides for the repayment of an overadvance of $750,000 previously provided by the Lenders to the Company pursuant to the Loan Agreement.

The Lenders are affiliates of Third Security, LLC, which holds more than 10% of the outstanding voting stock of the Company. Additionally, Doit L. Koppler II, a director of the Company, is an employee of Third Security, LLC.

The foregoing description of the terms of the Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the Loan Amendment filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Amendment to Loan Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 in its entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under the heading “Conversion Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety. Pursuant to the Conversion Agreement, on January 6, 2016, the Company issued the Conversion Shares and the Dividend Shares to the Preferred Holders in reliance on the exemptions from registration afforded by Sections 3(a)(9) and 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01. Other Events.

On January 11, 2016, the Company issued the press release attached hereto as Exhibit 99.1 regarding the Conversion.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Conversion Agreement, dated January 6, 2016, by and among Transgenomic, Inc. and affiliates of Third Security, LLC.

10.2	Limited Waiver and Eighth Amendment to Loan and Security Agreement (Term Loan and Revolving Loan), by and among Transgenomic, Inc., Third Security Senior Staff 2008 LLC, as administrative agent and a lender, and the lenders party thereto, dated January 6, 2016.

99.1	Press release, dated January 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transgenomic, Inc.

	By:	/s/ Paul Kinnon
Paul Kinnon
President and Chief Executive Officer
Date: January 11, 2016

Exhibit Index

Exhibit Number	Description

10.1	Conversion Agreement, dated January 6, 2016, by and among Transgenomic, Inc. and affiliates of Third Security, LLC.

10.2	Limited Waiver and Eighth Amendment to Loan and Security Agreement (Term Loan and Revolving Loan), by and among Transgenomic, Inc., Third Security Senior Staff 2008 LLC, as administrative agent and a lender, and the lenders party thereto, dated January 6, 2016.

99.1	Press release, dated January 11, 2016.